UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04894

__Franklin Managed Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)  (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: _3/31/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report and Shareholder Letter
March 31, 2016

Franklin Rising Dividends Fund

A SERIES OF FRANKLIN MANAGED TRUST

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Contents

Semiannual Report
Franklin Rising Dividends Fund	3
Performance Summary	6
Your Fund’s Expenses	9
Financial Highlights and Statement of Investments	11
FinancialStatements	19
Notes to Financial Statements	23
Shareholder Information	30

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Rising Dividends Fund

We are pleased to bring you Franklin Rising Dividends Fund’s semiannual report for the period ended March 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +10.94% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +8.49% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew modestly during the period under review amid solid consumer spending. In the third and fourth quarters of 2015, exports slowed and state and local governments reduced their spending. Manufacturing activities mostly contracted, except for an expansion toward period-end, while the services sector expanded throughout the period. Growth in services contributed to new jobs and helped the unemployment rate to be largely stable at 5.0% through the review period.2 Retail sales remained mixed as it grew early in the review period due to modest automobile and auto component sales, but contracted toward period-end amid falling gasoline prices and auto sales. Inflation, as measured by the Consumer Price Index, remained subdued and contracted sharply toward period-end led by lower energy prices.

In December 2015, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% and maintained this rate through period-end. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2% medium-term objective. The Fed kept interest rates unchanged at its March meeting and indicated that it would monitor global economic and financial developments and their implications on the labor market and track their actual and expected progression toward its employment and inflation goals.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, slower global economic growth, weakness in China’s economy and a plunge in crude oil prices. However, investors generally remained confident as the Fed maintained an accommodative monetary policy stance despite the rate increase, the European Central Bank expanded its monetary policy measures, the People’s Bank of China adopted further easing measures and the Bank of Japan adopted negative interest rates. The broad U.S. stock market, as measured by the S&P 500, generated a positive total return for the six months under review.

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screening criteria, such as consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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FRANKLIN RISING DIVIDENDS FUND

Manager’s Discussion

During the six months under review, holdings that helped Fund performance included Albemarle, Microsoft and Roper Technologies. Shares of Albemarle, a specialty chemicals producer, rebounded strongly over the period, as general economic concerns waned and the company reported solid results throughout the period. The company’s 2016 outlook was more cautious than anticipated, but ongoing strength in key businesses and expectations for a significant increase in free cash flow generation aided the stock. During the period, Albemarle signed an agreement with the Chilean government to significantly increase its lithium production volume and timeline. The company has 22 consecutive years of dividend increases. Shares of Microsoft, a software and information technology (IT) services company, rose as the company’s cloud initiatives—Office 365 and Azure—continued to post strong results. Office 365’s consumer subscribers grew and commercial cloud revenue increased substantially for both Office 365 and Azure. Microsoft’s cost controls led to operating margins ahead of expectations and we believe profitability can continue to improve as the company focuses on its core franchises and divests underperforming assets. The company has raised its dividend annually for the past 11 years. Shares of Roper Technologies, a diversified industrial company, performed well during the period despite some weakness caused by economic uncertainty and the company’s exposure to challenged energy markets. We believe that these headwinds are now factored into the company’s prospects going forward and that Roper’s non energy-related end markets should continue to generate solid performance, potentially resulting in improved overall company profitability. The company has 23 consecutive years of dividend increases.

Detractors from Fund performance included Bunge, Archer-Daniels-Midland and Knowles. Bunge, a global agribusiness and food company, experienced a share decline during the period primarily due to concerns that the relatively strong U.S. dollar would reduce export demand for North American crops. The company’s Food and Ingredients segment also faced pressure from a weakening demand in Brazil. We expect these conditions to improve gradually in mid-2016, and further believe Bunge’s large South American asset footprint provides a significant advantage over the company’s competitors. Bunge has raised its dividend in each of the past 15 years. Shares in Archer-Daniels-Midland, an agribusiness and food company, declined due to the company’s exposure to the U.S. dollar, which reduced export demand for crops from the North American region. Moreover, a large South American crop, the possibility of increased Argentine crop exports and declining ethanol margins negatively impacted the company.

Although these headwinds may present a challenge in the short

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FRANKLIN RISING DIVIDENDS FUND

term, we do not believe that they would impede the long-term potential for the company’s market leading agribusiness. The company has raised its dividend in each of the past 41 years. Shares of Knowles, a manufacturer of acoustic components, declined primarily due to weaker-than-expected fourth quarter earnings guidance, which stemmed from a lack of Chinese demand and declining orders from Samsung. Although the company’s third quarter revenue came in slightly below expectations, better-than-expected gross margins contributed to better-than-expected earnings per share. Knowles continued to make progress with Apple following last years’ recall, but weaker-than-expected demand for Apple’s newest iPhone negatively affected the company. We exited this position during the period, as Knowles had not initiated a dividend program since its spin-off from Dover.

Top 10 Holdings

3/31/16

Company	% of Total
Sector/Industry	Net Assets
Roper Technologies Inc.	4.1%
Industrial Conglomerates
Honeywell International Inc.	3.2%
Aerospace & Defense
Microsoft Corp.	3.1%
Software & Services
Air Products and Chemicals Inc.	3.1%
Materials
Praxair Inc.	3.0%
Materials
Stryker Corp.	2.9%
Health Care Equipment & Services
Becton, Dickinson and Co.	2.9%
Health Care Equipment & Services
Medtronic PLC	2.9%
Health Care Equipment & Services
United Technologies Corp.	2.8%
Aerospace & Defense
Albemarle Corp.	2.7%
Materials

We added to existing holdings including Perrigo, a pharmaceutical manufacturer (14 years of consecutive dividend increases); Johnson Controls, an industrial service and products provider (6 years) and Linear Technology, a manufacturer and distributor of analog integrated circuits (24 years). We exited positions in Teleflex and the aforementioned Knowles. We reduced our holdings in several positions including Johnson & Johnson, McDonald’s and Chevron, among others. We did not initiate any new positions in the Fund during the period.

Our 10 largest positions on March 31, 2016, represented 30.7% of the Fund’s total net assets. It is interesting to note how these 10 companies fit the Fund’s screening criteria. On average, these 10 companies have raised their dividends 24.6 years in a row by 352% over the past 10 years. Their most recent year-over-year dividend increases average 11.2% with a dividend yield of 2.2% on March 31, 2016, and a dividend payout ratio of 35.0%, based on estimates of calendar year 2016 operating earnings. Their average price/earnings ratio was 16.6 times 2016 versus 17.3 for that of the unmanaged S&P 500.

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN RISING DIVIDENDS FUND

Performance Summary as of March 31, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	3/31/16	9/30/15		Change
A (FRDPX)	$49.99	$47.01	+$	2.98
C (FRDTX)	$49.10	$46.26	+$	2.84
R (FRDRX)	$49.82	$46.87	+$	2.95
R6 (FRISX)	$49.98	$46.98	+$	3.00
Advisor (FRDAX)	$49.97	$46.97	+$	3.00

Distributions[1] (10/1/15–3/31/16)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2202	$0.0015		$1.9094	$2.1311
C	$0.0964	$0.0015		$1.9094	$2.0073
R	$0.1736	$0.0015		$1.9094	$2.0845
R6	$0.2962	$0.0015		$1.9094	$2.2071
Advisor	$0.2615	$0.0015		$1.9094	$2.1724

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 3/31/162

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses
A				0.92%
6-Month	+10.94%	+4.56%	$10,456
1-Year	+0.88%	-4.91%	$9,509
5-Year	+62.91%	+8.96%	$15,356
10-Year	+82.38%	+5.57%	$17,189
C				1.67%
6-Month	+10.54%	+9.54%	$10,954
1-Year	+0.12%	-0.84%	$9,916
5-Year	+56.88%	+9.42%	$15,688
10-Year	+69.22%	+5.40%	$16,922
R				1.17%
6-Month	+10.81%	+10.81%	$11,081
1-Year	+0.62%	+0.62%	$10,062
5-Year	+60.88%	+9.98%	$16,088
10-Year	+77.88%	+5.93%	$17,788
R6				0.52%
6-Month	+11.17%	+11.17%	$11,117
1-Year	+1.30%	+1.30%	$10,130
Since Inception (5/1/13)	+30.23%	+9.48%	$13,023
Advisor				0.67%
6-Month	+11.09%	+11.09%	$11,109
1-Year	+1.14%	+1.14%	$10,114
5-Year	+64.93%	+10.53%	$16,493
10-Year	+87.08%	+6.46%	$18,708

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN RISING DIVIDENDS FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsize-company securities have been more volatile in price than larger company securities, especially over the short term. Special risk are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN RISING DIVIDENDS FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 10/1/15	Value 3/31/16	Period* 10/1/15–3/31/16
A
Actual	$1,000	$1,109.40	$4.85
Hypothetical (5% return before expenses)	$1,000	$1,020.40	$4.65
C
Actual	$1,000	$1,105.40	$8.79
Hypothetical (5% return before expenses)	$1,000	$1,016.65	$8.42
R
Actual	$1,000	$1,108.10	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$5.91
R6
Actual	$1,000	$1,111.70	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.40	$2.63
Advisor
Actual	$1,000	$1,110.90	$3.54
Hypothetical (5% return before expenses)	$1,000	$1,021.65	$3.39

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.92%;
C: 1.67%; R: 1.17%; R6: 0.52%; and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Financial Highlights
Franklin Rising Dividends Fund
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$47.01	$49.72	$45.46	$37.86	$31.39	$30.92
Income from investment operations[a]:
Net investment income[b]	0.36	0.64	0.55	0.54	0.52	0.48
Net realized and unrealized gains (losses)	4.75	(2.22)	4.50	7.61	6.36	0.36
Total from investment operations	5.11	(1.58)	5.05	8.15	6.88	0.84
Less distributions from:
Net investment income.	(0.22)	(0.63)	(0.79)	(0.55)	(0.41)	(0.37)
Net realized gains	(1.91)	(0.50)	—	—	—	—
Total distributions	(2.13)	(1.13)	(0.79)	(0.55)	(0.41)	(0.37)
Net asset value, end of period	$49.99	$47.01	$49.72	$45.46	$37.86	$31.39

Total return[c]	10.94%	(3.35)%	11.16%	21.86%	22.02%	2.74%

Ratios to average net assets[d]
Expenses.	0.92%[e]	0.92%[e]	0.91%[e]	0.93%	0.96%	0.99%
Net investment income	1.51%	1.25%	1.12%	1.30%	1.44%	1.42%

Supplemental data
Net assets, end of period (000’s)	$11,085,615	$10,220,847	$10,615,668	$8,795,238	$5,777,197	$3,386,930
Portfolio turnover rate	0.65%	8.51%	4.42%	0.70%	2.77%	4.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.26	$48.94	$44.62	$37.20	$30.87	$30.46
Income from investment operations[a]:
Net investment income[b]	0.18	0.25	0.18	0.23	0.24	0.22
Net realized and unrealized gains (losses)	4.67	(2.18)	4.42	7.49	6.28	0.38
Total from investment operations	4.85	(1.93)	4.60	7.72	6.52	0.60
Less distributions from:
Net investment income.	(0.10)	(0.25)	(0.28)	(0.30)	(0.19)	(0.19)
Net realized gains	(1.91)	(0.50)	—	—	—	—
Total distributions	(2.01)	(0.75)	(0.28)	(0.30)	(0.19)	(0.19)
Net asset value, end of period	$49.10	$46.26	$48.94	$44.62	$37.20	$30.87

Total return[c]	10.54%	(4.07)%	10.32%	20.93%	21.13%	1.98%

Ratios to average net assets[d]
Expenses.	1.67%[e]	1.67%[e]	1.66%[e]	1.68%	1.71%	1.74%
Net investment income	0.76%	0.50%	0.37%	0.55%	0.69%	0.67%

Supplemental data
Net assets, end of period (000’s)	$2,796,215	$2,644,955	$2,775,137	$2,261,420	$1,410,361	$806,172
Portfolio turnover rate	0.65%	8.51%	4.42%	0.70%	2.77%	4.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.87	$49.56	$45.26	$37.72	$31.29	$30.82
Income from investment operations[a]:
Net investment income[b]	0.30	0.51	0.42	0.44	0.43	0.39
Net realized and unrealized gains (losses)	4.73	(2.20)	4.48	7.58	6.34	0.38
Total from investment operations	5.03	(1.69)	4.90	8.02	6.77	0.77
Less distributions from:
Net investment income.	(0.17)	(0.50)	(0.60)	(0.48)	(0.34)	(0.30)
Net realized gains	(1.91)	(0.50)	—	—	—	—
Total distributions	(2.08)	(1.00)	(0.60)	(0.48)	(0.34)	(0.30)
Net asset value, end of period	$49.82	$46.87	$49.56	$45.26	$37.72	$31.29

Total return[c]	10.81%	(3.58)%	10.86%	21.55%	21.74%	2.47%

Ratios to average net assets[d]
Expenses.	1.17%[e]	1.17%[e]	1.16%[e]	1.18%	1.21%	1.24%
Net investment income	1.26%	1.00%	0.87%	1.05%	1.19%	1.17%

Supplemental data
Net assets, end of period (000’s)	$237,598	$243,597	$332,943	$277,758	$179,509	$80,959
Portfolio turnover rate	0.65%	8.51%	4.42%	0.70%	2.77%	4.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2016	Year Ended September 30,
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.98	$49.67	$45.50	$42.07
Income from investment operations[b]:
Net investment income[c]	0.47	0.84	0.74	0.30
Net realized and unrealized gains (losses)	4.74	(2.20)	4.50	3.13
Total from investment operations	5.21	(1.36)	5.24	3.43
Less distributions from:
Net investment income	(0.30)	(0.83)	(1.07)	—
Net realized gains	(1.91)	(0.50)	—	—
Total distributions	(2.21)	(1.33)	(1.07)	—
Net asset value, end of period	$49.98	$46.98	$49.67	$45.50

Total return[d]	11.17%	(2.93)%	11.59%	8.15%

Ratios to average net assets[e]
Expenses	0.52%[f]	0.52%[f]	0.52%[f]	0.53%
Net investment income	1.90%	1.65%	1.51%	1.70%

Supplemental data
Net assets, end of period (000’s)	$587,661	$553,301	$597,859	$497,875
Portfolio turnover rate.	0.65%	8.51%	4.42%	0.70%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST
FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)
	Six Months Ended
	March 31, 2016		Year Ended September 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$46.97	$49.68	$45.48	$37.87	$31.39	$30.89
Income from investment operations[a]:
Net investment income[b]	0.42	0.77	0.67	0.65	0.61	0.55
Net realized and unrealized gains (losses)	4.75	(2.22)	4.50	7.60	6.35	0.38
Total from investment operations	5.17	(1.45)	5.17	8.25	6.96	0.93
Less distributions from:
Net investment income.	(0.26)	(0.76)	(0.97)	(0.64)	(0.48)	(0.43)
Net realized gains	(1.91)	(0.50)	—	—	—	—
Total distributions	(2.17)	(1.26)	(0.97)	(0.64)	(0.48)	(0.43)
Net asset value, end of period	$49.97	$46.97	$49.68	$45.48	$37.87	$31.39

Total return[c]	11.09%	(3.11)%	11.43%	22.16%	22.36%	2.97%

Ratios to average net assets[d]
Expenses.	0.67%[e]	0.67%[e]	0.66%[e]	0.68%	0.71%	0.74%
Net investment income	1.76%	1.50%	1.37%	1.55%	1.69%	1.67%

Supplemental data
Net assets, end of period (000’s)	$1,716,963	$1,671,632	$1,900,482	$1,292,847	$1,233,135	$571,399
Portfolio turnover rate	0.65%	8.51%	4.42%	0.70%	2.77%	4.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

Statement of Investments, March 31, 2016 (unaudited)
Franklin Rising Dividends Fund
	Shares	Value

Common Stocks 98.1%
Aerospace & Defense 7.6%
General Dynamics Corp	2,123,690	$278,989,155
Honeywell International Inc	4,629,700	518,757,885
United Technologies Corp	4,534,136	453,867,014
		1,251,614,054
Automobiles & Components 2.3%
Johnson Controls Inc	9,844,312	383,632,839
Commercial & Professional Services 2.2%
ABM Industries Inc	1,145,249	37,002,995
Brady Corp., A	2,206,125	59,212,395
Cintas Corp	1,484,100	133,287,021
[a] Matthews International Corp., A	2,663,292	137,079,639
		366,582,050
Consumer Durables & Apparel 2.0%
Leggett & Platt Inc	1,097,590	53,123,356
NIKE Inc., B	4,545,600	279,418,032
		332,541,388
Consumer Services 2.3%
McDonald’s Corp	2,223,554	279,456,267
Yum! Brands Inc	1,255,000	102,721,750
		382,178,017
Diversified Financials 0.2%
State Street Corp	424,000	24,812,480
Energy 7.7%
Chevron Corp	3,096,700	295,425,180
EOG Resources Inc	870,300	63,166,374
Exxon Mobil Corp	3,390,700	283,428,613
Occidental Petroleum Corp	3,717,100	254,361,153
Schlumberger Ltd	4,942,529	364,511,514
		1,260,892,834
Food & Staples Retailing 5.2%
CVS Health Corp	2,543,200	263,806,136
Walgreens Boots Alliance Inc	3,550,847	299,123,351
Wal-Mart Stores Inc	4,185,264	286,648,732
		849,578,219
Food, Beverage & Tobacco 6.9%
Archer-Daniels-Midland Co	8,146,200	295,788,522
Bunge Ltd	4,886,622	276,924,869
McCormick & Co. Inc	2,276,400	226,456,272
PepsiCo Inc	3,230,677	331,079,779
		1,130,249,442
Health Care Equipment & Services 11.7%
Abbott Laboratories	3,883,000	162,425,890
Becton, Dickinson and Co	3,163,516	480,284,999
DENTSPLY SIRONA Inc	1,755,000	108,160,650
Medtronic PLC	6,370,400	477,780,000
Stryker Corp	4,491,027	481,842,287
West Pharmaceutical Services Inc	3,141,600	217,775,712
		1,928,269,538

16 Semiannual Report

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FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)
	Shares	Value

Common Stocks (continued)
Household & Personal Products 3.9%
Colgate-Palmolive Co	3,829,210	$270,533,687
The Procter & Gamble Co	4,433,488	364,920,397
		635,454,084
Industrial Conglomerates 4.2%
Carlisle Cos. Inc	322,529	32,091,635
Roper Technologies Inc	3,642,302	665,703,537
		697,795,172
Insurance 2.5%
Aflac Inc	1,507,710	95,196,810
Arthur J. Gallagher & Co	874,700	38,906,656
Erie Indemnity Co., A	1,733,082	161,159,295
Old Republic International Corp	4,380,950	80,083,766
RLI Corp	444,418	29,713,788
		405,060,315
Machinery 5.4%
Donaldson Co. Inc	3,007,604	95,972,643
Dover Corp	5,394,300	347,015,319
Hillenbrand Inc	1,366,700	40,932,665
Pentair PLC (United Kingdom)	7,271,400	394,546,164
		878,466,791
Materials 11.0%
Air Products and Chemicals Inc	3,558,058	512,538,255
[a] Albemarle Corp	6,956,000	444,697,080
Bemis Co. Inc	1,516,389	78,518,622
Ecolab Inc	1,668,372	186,056,845
Nucor Corp	1,777,400	84,071,020
Praxair Inc	4,315,535	493,912,981
		1,799,794,803
Media 1.3%
[a] John Wiley & Sons Inc., A	4,412,048	215,705,027
Pharmaceuticals, Biotechnology & Life Sciences 5.2%
AbbVie Inc	2,775,100	158,513,712
Johnson & Johnson	3,973,100	429,889,420
Perrigo Co. PLC	872,300	111,593,339
Pfizer Inc	3,083,800	91,403,832
Roche Holding AG, ADR (Switzerland)	1,987,000	60,851,875
		852,252,178
Retailing 5.3%
The Gap Inc	4,511,600	132,641,040
Ross Stores Inc	5,226,650	302,623,035
Target Corp	3,977,891	327,300,871
Tiffany & Co	1,456,100	106,848,618
		869,413,564
Semiconductors & Semiconductor Equipment 3.3%
Linear Technology Corp	2,509,800	111,836,688
QUALCOMM Inc	2,353,100	120,337,534
Texas Instruments Inc	5,291,000	303,809,220
		535,983,442

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Semiannual Report 17

FRANKLIN MANAGED TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)
	Shares	Value
Common Stocks (continued)
Software & Services 5.7%
Accenture PLC, A	3,693,800	$426,264,520
Microsoft Corp	9,361,900	517,057,737
		943,322,257
Trading Companies & Distributors 0.8%
W.W. Grainger Inc	574,300	134,058,849
Transportation 1.4%
United Parcel Service Inc., B	2,182,300	230,167,181
Total Common Stocks (Cost $11,618,839,200)		16,107,824,524

Short Term Investments (Cost $312,681,677) 1.9%
Money Market Funds 1.9%
[b,c] Institutional Fiduciary Trust Money Market Portfolio	312,681,677	312,681,677
Total Investments (Cost $11,931,520,877) 100.0%		16,420,506,201
Other Assets, less Liabilities 0.0%†		3,546,140
Net Assets 100.0%		$16,424,052,341

See Abbreviations on page 29.

†Rounds to less than 0.1% of net assets.
aSee Note 7 regarding holdings of 5% voting securities.
bNon-income producing.
cSee Note 3(f) regarding investments in affiliated management investment companies.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MANAGED TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2016 (unaudited)

Franklin Rising Dividends Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,935,146,677
Cost - Non-controlled affiliates (Note 3f and 7)	996,374,200
Total cost of investments	$11,931,520,877
Value - Unaffiliated issuers	$15,310,342,778
Value - Non-controlled affiliates (Note 3f and 7)	1,110,163,423
Total value of investments	16,420,506,201
Receivables:
Investment securities sold	8,799,968
Capital shares sold	19,671,581
Dividends	24,525,878
Other assets	10,205
Total assets	16,473,513,833
Liabilities:
Payables:
Investment securities purchased	660,091
Capital shares redeemed	28,166,203
Management fees	6,775,980
Distribution fees	8,897,836
Transfer agent fees	4,022,187
Accrued expenses and other liabilities	939,195
Total liabilities	49,461,492
Net assets, at value	$16,424,052,341
Net assets consist of:
Paid-in capital	$11,677,386,255
Undistributed net investment income	58,747,582
Net unrealized appreciation (depreciation)	4,488,985,324
Accumulated net realized gain (loss)	198,933,180
Net assets, at value	$16,424,052,341

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

FRANKLIN MANAGED TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
March 31, 2016 (unaudited)

Franklin Rising Dividends Fund

Class A:
Net assets, at value	$11,085,615,252
Shares outstanding	221,744,353
Net asset value per share[a]	$49.99
Maximum offering price per share (net asset value per share ÷ 94.25%)	$53.04
Class C:
Net assets, at value	$2,796,215,415
Shares outstanding	56,952,119
Net asset value and maximum offering price per share[a]	$49.10
Class R:
Net assets, at value	$237,598,270
Shares outstanding	4,769,270
Net asset value and maximum offering price per share	$49.82
Class R6:
Net assets, at value	$587,660,814
Shares outstanding	11,758,563
Net asset value and maximum offering price per share	$49.98
Advisor Class:
Net assets, at value	$1,716,962,590
Shares outstanding	34,358,136
Net asset value and maximum offering price per share	$49.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MANAGED TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended March 31, 2016 (unaudited)

Franklin Rising Dividends Fund

Investment income:
Dividends:
Unaffiliated issuers	$184,464,323
Non-controlled affiliates (Note 7)	7,585,037
Total investment income.	192,049,360
Expenses:
Management fees (Note 3a)	39,774,709
Distribution fees: (Note 3c)
Class A	13,325,490
Class C	13,538,315
Class R	604,208
Transfer agent fees: (Note 3e)
Class A	7,672,641
Class C	1,958,373
Class R	173,939
Class R6	1,206
Advisor Class	1,225,906
Custodian fees (Note 4)	71,631
Reports to shareholders	653,631
Registration and filing fees	339,456
Professional fees	128,227
Trustees’ fees and expenses	294,053
Other.	109,983
Total expenses	79,871,768
Expense reductions (Note 4)	(43)
Expenses waived/paid by affiliates (Note 3f)	(134,712)
Net expenses	79,737,013
Net investment income	112,312,347
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	201,049,424
Net change in unrealized appreciation (depreciation) on investments	1,326,071,903
Net realized and unrealized gain (loss)	1,527,121,327
Net increase (decrease) in net assets resulting from operations	$1,639,433,674

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FRANKLIN MANAGED TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Rising Dividends Fund

	Six Months Ended
	March 31, 2016	Year Ended
	(unaudited)	September 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$112,312,347	$197,365,168
Net realized gain (loss)	201,049,424	618,141,290
Net change in unrealized appreciation (depreciation)	1,326,071,903	(1,350,007,553)
Net increase (decrease) in net assets resulting from operations	1,639,433,674	(534,501,095)
Distributions to shareholders from:
Net investment income:
Class A	(47,603,107)	(137,566,769)
Class C	(5,424,394)	(14,665,982)
Class R	(865,926)	(2,976,663)
Class R6	(3,389,416)	(10,085,356)
Advisor Class	(9,188,168)	(28,389,858)
Net realized gains:
Class A	(413,058,095)	(106,307,434)
Class C	(107,524,237)	(28,159,254)
Class R	(9,531,669)	(3,267,663)
Class R6	(21,866,424)	(5,872,904)
Advisor Class	(67,142,469)	(18,856,271)
Total distributions to shareholders	(685,593,905)	(356,148,154)
Capital share transactions: (Note 2)
Class A	219,919,475	204,062,954
Class C	(7,389,101)	26,363,619
Class R	(20,261,067)	(78,456,446)
Class R6	(1,334,576)	(14,412,368)
Advisor Class	(55,054,445)	(134,665,006)
Total capital share transactions	135,880,286	2,892,753
Net increase (decrease) in net assets	1,089,720,055	(887,756,496)
Net assets:
Beginning of period	15,334,332,286	16,222,088,782
End of period.	$16,424,052,341	$15,334,332,286
Undistributed net investment income included in net assets:
End of period.	$58,747,582	$12,906,246

22 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MANAGED TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends Fund

1. Organization and Significant Accounting Policies

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Rising Dividends Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

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Semiannual Report 23

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

24 Semiannual Report

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FRANKLIN MANAGED TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

2. Shares of Beneficial Interest

At March 31, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	March 31, 2016		September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	16,749,663	$804,629,532	38,499,980	$1,973,293,037
Shares issued in reinvestment of distributions	8,919,115	438,909,689	4,479,831	229,113,788
Shares redeemed	(21,340,446)	(1,023,619,746)	(39,088,763)	(1,998,343,871)
Net increase (decrease)	4,328,332	$219,919,475	3,891,048	$204,062,954
Class C Shares:
Shares sold	4,108,251	$194,413,827	10,098,859	$510,023,884
Shares issued in reinvestment of distributions	2,091,585	101,337,299	746,497	37,722,860
Shares redeemed	(6,426,644)	(303,140,227)	(10,372,575)	(521,383,125)
Net increase (decrease)	(226,808)	$(7,389,101)	472,781	$26,363,619
Class R Shares:
Shares sold	461,138	$22,032,679	1,238,091	$63,147,445
Shares issued in reinvestment of distributions	192,817	9,463,459	113,274	5,792,953
Shares redeemed	(1,082,215)	(51,757,205)	(2,871,445)	(147,396,844)
Net increase (decrease)	(428,260)	$(20,261,067)	(1,520,080)	$(78,456,446)
Class R6 Shares:
Shares sold	270,241	$12,845,205	1,024,522	$52,361,224
Shares issued in reinvestment of distributions	463,664	22,779,833	282,913	14,446,269
Shares redeemed	(753,488)	(36,959,614)	(1,564,916)	(81,219,861)
Net increase (decrease)	(19,583)	$(1,334,576)	(257,481)	$(14,412,368)
Advisor Class Shares:
Shares sold	3,167,965	$152,131,639	7,658,976	$391,825,067
Shares issued in reinvestment of distributions	1,400,244	68,821,974	823,330	42,060,063
Shares redeemed	(5,797,279)	(276,008,058)	(11,151,010)	(568,550,136)
Net increase (decrease)	(1,229,070)	$(55,054,445)	(2,668,704)	$(134,665,006)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MANAGED TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	Over $5 billion, up to and including $10 billion
0.480%	Over $10 billion, up to and including $20 billion
0.470%	In excess of $20 billion

For the period ended March 31, 2016, the annualized effective investment management fee rate was 0.501% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$2,402,205
CDSC retained	$146,785

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburse Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2016, the Fund paid transfer agent fees of $11,032,065, of which $4,037,568 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	131,132,658	578,805,410	(397,256,391)	312,681,677	$312,681,677	$-	$-	1.45%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until January 31, 2017. There were no Class R6 transfer agent fees waived during the period ended March 31, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2016, the custodian fees were reduced as noted in the the Statement of Operations.

5. Income Taxes

At March 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,931,612,073

Unrealized appreciation	$4,859,713,686
Unrealized depreciation	(370,819,558)
Net unrealized appreciation (depreciation)	$4,488,894,128

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2016, aggregated $103,133,453 and $742,742,186, respectively.

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended March 31, 2016, were as shown below.

	Number of			Number of
	Shares Held			Shares	Value at		Realized
	at Beginning	Gross	Gross	Held at End	End of	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	(Loss)
Non-Controlled Affiliates
Albemarle Corp	6,956,000	—	—	6,956,000	$444,697,080	$4,138,820	$—
John Wiley & Sons Inc., A	4,412,048	—	—	4,412,048	215,705,027	2,647,229	—
Matthews International Corp., A	2,663,292	—	—	2,663,292	137,079,639	798,988	—
Total Affiliated Securities (Value is 4.86% of Net Assets)					$797,481,746	$7,585,037	$—

8. Upcoming Acquisitions/Reorganizations

On December 4, 2015, the Board approved a proposal to reorganize Franklin Large Cap Value Fund, a series of Franklin Value Investors Trust, with and into the Fund. On April 29, 2016, shareholders of Franklin Large Cap Value Fund approved the proposal. Upon completion of the reorganization on or about May 20, 2016, assets in Franklin Large Cap Value Fund will be transferred into the Fund.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2016, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from The independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2016, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. Change of Independent Registered Public Accounting Firm

On December 4, 2015, upon recommendation from the Audit Committee, the Board replaced Tait, Weller & Baker LLP (TWB) with PricewaterhouseCoopers LLP (PwC) to serve as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

TWB’s reports on the Fund’s financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years, (i) there were no disagreements with TWB on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of TWB, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years, (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K, and (iii) prior to December 4, 2015 PwC was not consulted regarding the application of accounting principles associated with any financial matter during the Fund’s prior two fiscal years.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for Franklin Rising Dividends Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilizes data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures

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SHAREHOLDER INFORMATION

in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm.

Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. In this respect, the Board, after making inquiries of management, received assurances that bonus composition was not unduly influenced by one year or short term performance but was based primarily on longer periods consistent with the interests of long term shareholders. The Board also took into account the cost and quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. It was noted that the Fund did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the Fund’s portfolio management team at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares during 2015 and the previous 10 years ended December 31, 2015, in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap core funds as selected by Lipper. The Broadridge report showed the Fund’s total return during 2015 to be in the second-lowest performing quintile of its performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile for the previous five- and 10-year periods. The Board discussed with management the reasons for its recent underperformance and steps being taken to address it. Management explained that the Fund was being managed in accordance with its mandate of adhering to specific investment criteria, including investing in companies that have had consistent and substantial dividend increases. The Board observed that over the 10-year annualized period the Fund exceeded the median by 14 basis points. In light of this longer term performance, the Board found the Fund’s overall relative investment performance to be acceptable.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such expense comparisons showed that the Fund’s contractual investment management fee was in the least expensive quintile and its actual total expense ratio was in the second-least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee rate and total expense ratio of the Fund in comparison to its Lipper expense group as shown in the Broadridge report.

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Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc. the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, an independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets; 0.50% on Fund net assets in excess of $1 billion; 0.49% on Fund net assets in excess of $5 billion, 0.48% on Fund net assets in excess of $10 billion, and 0.47% on fund assets in excess of $20 billion. At December 31, 2015, the Fund’s net assets were approximately $16.0 billion. The Board noted that the Fund’s assets are anticipated to increase in the present year because Franklin Value Investors Trust – Franklin Large Cap Value Fund, which had net assets of $196.4 million at December 31, 2015, is expected to be reorganized into the Fund. The Board believed that the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

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SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.                   N/A

Item 5. Audit Committee of Listed Registrants.                    N/A

Item 6. Schedule of Investments.                                  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                                    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                   N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 26, 2016

By  /s/ Robert G. Kubilis

      Robert G. Kubilis

      Chief Financial Officer and Chief Accounting Officer

Date  May 26, 2016